FCI VALUE EQUITY FUND

Supplement to the prospectus dated January 28, 2013

Supplement dated May 30, 2013

David B. Anderson, portfolio manager of the Fund, passed away on May 5, 2013. Matthew L. Montgomery and Andrew Muther, members of Financial Counselors, Inc.’s Value Strategy Team, assumed portfolio management of the Fund immediately thereafter. As a result, the Fund’s prospectus is amended to reflect that Messrs. Montgomery and Muther are the Fund’s portfolio managers. Additional information about Messrs. Montgomery and Muther is provided below.

Andrew Muther, Vice President and Portfolio Manager of Financial Counselors, Inc. (the “Adviser”) – Mr. Muther joined the Adviser in 2006 after serving as an investment officer at Gold Trust Company and financial consultant with AXA Advisors. He has nearly 15 years of experience managing personal trusts, investment agency accounts, employee benefit accounts, and IRAs. Mr. Muther earned a BS degree from Creighton University.

Matthew L. Montgomery, CFA, Vice President and Portfolio Manager of the Adviser – Mr. Montgomery joined the Adviser in 2008 after serving as an analyst at UBS Financial Services in the Investment Solutions department, an internal investment consulting group. He began his investment career in 2004 in a training program at Legg Mason. Mr. Montgomery earned a BA degree from Denison University and has earned the Chartered Financial Analyst designation. He is a member of the CFA Institute and a board member of the Kansas City CFA Society.

*  *  *  *  *  *  *

This Supplement, and the Fund’s prospectus dated January 28, 2013, provide information that you should know before investing in the Fund and should be retained for future reference. A Statement of Additional Information, dated January 28, 2013, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (877) 627-8504.